UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-6180

Name of Fund:  Merrill Lynch Global Value Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch Global Value Fund, Inc., 800 Scudders Mill Road,
Plainsboro, NJ,  08536.  Mailing address:  P.O. Box 9011, Princeton,
NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 12/31/03

Date of reporting period: 01/01/03 - 06/30/03

Item 1 - Attach shareholder report



(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report
June 30, 2003


Merrill Lynch
Global Value Fund, Inc.


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and
(3) on the Securities and Exchange Commission's website at http://www.sec.gov.



Merrill Lynch
Global Value Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MERRILL LYNCH GLOBAL VALUE FUND, INC.


Portfolio
Information
As of
June 30, 2003


                                     Country of         Percent of
Ten Largest Equity Holdings          Origin             Net Assets

Suncor Energy, Inc.                  Canada                4.7%
Kinder Morgan Management, LLC        United States         4.3
Canon, Inc.                          Japan                 3.1
ACE Limited                          United States         3.1
Danske Bank                          Denmark               3.0
Allied Irish Banks PLC               Ireland               2.7
Freddie Mac                          United States         2.7
   Clear Channel
Communications, Inc.                 United States         2.6
Dean Foods Company                   United States         2.4
Affliliated Managers Group, Inc.     United States         2.4





                                                        Percent of
Five Largest Industries*                                Net Assets

Commercial Banks                                            10.0%
Oil & Gas                                                   9.0
Insurance                                                   7.8
Food Products                                               6.4
Media                                                       5.3


*For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.



Officers and
Directors


Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Robert C. Doll, Jr., Senior Vice President
Walid Kassem, Vice President and Portfolio Manager
William S. Patzer, Vice President and Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary



Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



Merrill Lynch Global Value Fund, Inc., June 30, 2003


DEAR SHAREHOLDER


Effective April 14, 2003, the share class names for the Merrill Lynch family of mutual funds were changed to be consistent with the standard share classes of most other mutual fund families. As of that date, all Class A Shares were redesignated Class I Shares. At the same time, Class D Shares were redesignated Class A Shares. There are no changes to the Class B or Class C share class labels. Trading symbols have not changed nor have current eligibility rules or pricing structures. This redesignation of share classes does not impact your investment in any way.


Investment Environment
Global equity markets, as measured by the Morgan Stanley Capital International (MSCI) World Index, began the period in a decline, losing about 10% by March 12, 2003 before recovering sharply in the following three months and ending the period with a gain of 11.12%. The decline and subsequent recovery in stock prices occurred simultaneously in Europe and the United States, with Europe having a greater decline and subsequent recovery than the United States. As often has been the case, the Japanese stock market followed a more independent path, continuing to decline until the end of April and recovering afterward. The overall returns for the six-month period were similar across all markets. We believe this correlation among the stock markets of developed countries will continue given the increased integration of world economies. Nevertheless, investing globally still helps to even out returns, as was the case with Japan during this period, and provides us with a broader set of investment opportunities.

During the period, equity market trends were influenced by the evolution of opinions regarding the war in Iraq and the path of the U.S. economy. By June, investors tended to view both issues positively, which may account for the rise in stock prices later in the period. Sentiment regarding Iraq was generally positive, because the war was shorter and resulted in fewer casualties than most investors expected. Similarly, the global debate about whether the U.S. economy was recovering seemed to evolve into a consensus that economic improvement was indeed taking hold, translating into increased profits for companies. While some concern remained that unemployment was high compared to recent years, this worry was mitigated by the fact that unemployment was more the result of rapidly increasing productivity than the consequence of a stagnating economy. Another concern expressed by investors was that low interest rates were encouraging households to borrow in excess of what they could repay relative to their income. While rapidly rising interest rates could create a problem, the current debt-servicing burden at low fixed or variable rates, in our opinion, does not seem excessive by historical standards.

The performance of stocks in various industry groups did not vary much from the broader market, especially in the consumer discretionary (autos, media, non-food retailers), health care, financials and telecommunications sectors. The information technology and utilities sectors outperformed the overall market during the period, perhaps because these sectors were among the worst-performing in 2002. Consumer staples (food manufacturers and retailers), because of their defensive nature, underperformed the market during the upturn. Energy and materials stocks also underperformed the broader market, even though they generally would be expected to perform well in a period of economic optimism. The underperformance may have resulted from extremely high demand expectations in these sectors. Broadly, recent stock prices do not seem excessive in our view, given current valuations and generally favorable economic conditions. One exception may be some technology stocks, especially those related to the Internet, which we believe may have increased too much in relation to their fundamental prospects. Having said that, a continued recovery in the economy may lead to multifold profit increases for selected technology companies, and we see no reason to avoid technology stocks as a group.

Going forward, we believe the economies of major developed countries are likely to continue to grow, particularly since recessions are fairly rare on a historical basis. The outlook for peace, in our opinion, is less certain, considering the still inconclusive situation in Iraq. We will continue to focus on selecting companies for the long term rather than allowing broad economic or political considerations to guide our investment process.


Portfolio Matters
For the six-month period ended June 30, 2003, Merrill Lynch Global Value Fund, Inc. outperformed its unmanaged benchmark, the MSCI World Index. The Fund's Class A, Class B, Class C and Class I Shares had total returns of +15.50%, +15.08%, +15.10% and +15.57%, respectively, while the Index returned +11.12% for the period. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4 - 6 of this report to shareholders.)

The Fund's outperformance was a result of favorable returns from many stocks, including a few stocks that recovered from very low levels, and was further helped by fewer losses from poor performing stocks. Fund performance was largely driven by individual stock selection, rather than top-down decisions to increase the weight of specific sectors or geographic regions. During the period, The AES Corporation, one of our long-term holdings, began to recover from a two-year decline, contributing more than half of the positive relative performance in the Fund. The next four largest contributors to performance were Foundry Networks, Inc., Capital One Financial Corporation, Computer Associates International, Inc. and Danske Bank.

The stock price of The AES Corporation more than doubled during the period, a result matched by just 2% of the companies in the Standard & Poor's 500 (S&P 500 R) Index, all in the energy and technology sectors. AES's contribution to Fund performance was further enhanced as we increased our position during the period. This illustrates one of the benefits of our long-term holding strategy. That is, the knowledge we accumulate about a particular company over the years can give us the confidence to increase our investment during difficult times. We have since reduced our position in AES in line with lower expectations for its return.

Foundry Networks is a leader in Internet switching equipment and offers high-speed, cost-effective hardware implementations of its networking functions, with a focus on profitability. We bought Foundry Networks in the spring of 2002 based on our belief that it could thrive in the post-bubble period in the sector of network equipment, which is dominated by Cisco Systems, Inc. Foundry Networks fulfilled our expectations; however, despite its continued good prospects, we sold our position in the stock after it appreciated during the period, as a protection against the excessive volatility of technology stocks.

Capital One Financial is a specialty finance company that lends to consumers through credit cards and auto finance loans. While it was one of the most consistently profitable and fast-growing companies in the S&P 500, Capital One was selling at historically low prices because of vague concerns about the possibility that credit losses would mount. The near total lack of evidence to support these concerns resulted in the gradual appreciation of the stock since July 2002. Though Capital One was the best-performing financial stock in the S&P 500 in 2003, it remained inexpensive in our view, and we maintained its relative weight among the portfolio's financial stocks.

Overall, we decreased our position in the financials sector substantially during the period, from about one-third of the portfolio to slightly more than one-quarter, as a source of cash for positions in other sectors. This reduction in financial stocks was not motivated by any concern about their prospects in general or relative to the Fund, but rather by the emergence of attractive opportunities in other sectors where we were underrepresented. In fact, the Fund continues to have a significant overweight in financials compared to the benchmark.

We reduced some of the portfolio's large positions, such as Danske Bank, ACE Limited and Allied Irish Banks PLC, all financial stocks, and ALLTEL Corporation. This latter reduction, along with the total sale of Baxter International Inc. and Gas Natural SDG, SA, was mostly the result of downward revisions in our expectations from these stocks.

Purchases during the period tended to consist of creating small positions rather than adding to existing large positions, with the exception of Freddie Mac. Additions to the portfolio included stocks in the health care field, such as Shire Pharmaceuticals Group PLC, HCA Inc., Triad Hospitals, Inc. and WellPoint Health Networks Inc. In capital equipment, we added Dover Corporation and GlobalSantaFe Corporation, and in financials, we added Fortis and RenaissanceRe Holdings Ltd.


Investment Strategy
While the Fund was less concentrated than in the past, we maintained our emphasis on having concentrated positions, as we believe this allows us to devote more time to better understanding the businesses of our individual investments and to focus on the companies that we believe offer the greatest investment potential. During the period, this more gradual approach allowed us to take advantage of relative price declines as they occurred. Our increased investments in AES and Freddie Mac during the period are the best examples of the benefits of this more gradual approach.



Merrill Lynch Global Value Fund, Inc., June 30, 2003


As always, we continue to look for companies that have high return on capital, pricing power, good growth prospects, competent managers and that we believe are selling for less than their intrinsic worth. We aim to hold the stock of such companies long term, to take advantage of profit growth over the years and the potential revaluation of the stock by the market. The portfolio management team structure fosters lively and substantive debate about individual stocks, helping us to maintain and improve the quality of our investment choices.

We are hopeful that the extreme volatility we have seen in the last few years will subside. If most stocks can maintain prices not excessively above or below a reasonable valuation for their business, then we believe we have a good opportunity to apply our style of long-term investing in those companies, without the risks of abrupt drops or missing stocks in "hot" sectors. We believe there is a reasonable chance for this to be the case, and that we should be able to find many profitable, growing and well-managed companies available at reasonable prices. We continue to devote our efforts to finding such companies and ensuring that the ones we own live up to our expectations.


In Conclusion
We thank you for your investment in Merrill Lynch Global Value Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Walid Kassem)
Walid Kassem
Vice President and Portfolio Manager



(William Patzer)
William Patzer
Vice President and Portfolio Manager



August 4, 2003



PERFORMANCE DATA


About Fund
Performance


Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares.
Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

* Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. Class R Shares are available only to certain retirement plans.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Average Annual
Total Return


                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 6/30/03                     +0.76%         -4.53%
Five Years Ended 6/30/03                   -2.66          -3.71
Inception (11/01/96) through 6/30/03       +4.19          +3.35

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class B Shares*

One Year Ended 6/30/03                      0.00%         -4.00%
Five Years Ended 6/30/03                   -3.42          -3.72
Inception (11/01/96) through 6/30/03       +3.39          +3.39

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class C Shares*

One Year Ended 6/30/03                     +0.11%         -0.89%
Five Years Ended 6/30/03                   -3.41          -3.41
Inception (11/01/96) through 6/30/03       +3.40          +3.40

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**Assuming payment of applicable contingent deferred sales charge.



                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 6/30/03                     +1.09%         -4.22%
Five Years Ended 6/30/03                   -2.43          -3.47
Inception (11/01/96) through 6/30/03       +4.45          +3.61

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Aggregate
Total Return

                                                     % Return Without
                                                       Sales Charge
Class R Shares

Inception (1/03/03) through 6/30/03                      +12.38%



Merrill Lynch Global Value Fund, Inc., June 30, 2003


PERFORMANCE DATA (concluded)

Recent
Performance
Results

                                                       6-Month            12-Month        Since Inception
As of June 30, 2003                                  Total Return       Total Return        Total Return
ML Global Value Fund, Inc. Class A Shares*              +15.50%             +0.76%             +31.48%
ML Global Value Fund, Inc. Class B Shares*              +15.08               0.00              +24.89
ML Global Value Fund, Inc. Class C Shares*              +15.10              +0.11              +24.92
ML Global Value Fund, Inc. Class I Shares*              +15.57              +1.09              +33.67
ML Global Value Fund, Inc. Class R Shares*                --                 --                +12.38
MSCI World Index**                                      +11.12              -2.37           +13.73/+8.14

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund's since inception periods are from 11/01/96 for Class A, Class
B, Class C & Class I Shares and from 1/03/03 for Class R Shares.
**This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 22 countries, including the United
States. Since inception total returns are from 11/30/96 and 1/03/03, respectively.



SCHEDULE OF INVESTMENTS                                                                                   (in U.S. dollars)

NORTH                               Shares                                                                       Percent of
AMERICA      Industry+++             Held                   Common Stocks                              Value     Net Assets
Bermuda      Insurance             634,000   ACE Limited                                          $   21,739,860       3.1%
                                    80,000   RenaissanceRe Holdings Ltd.                               3,641,600       0.5

                                             Total Common Stocks in Bermuda                           25,381,460       3.6


Canada       Metals & Mining        91,300   ++Inco Limited                                            1,930,082       0.3

             Oil & Gas           1,791,800   Suncor Energy, Inc.                                      33,416,163       4.7

                                             Total Common Stocks in Canada                            35,346,245       5.0


United       Aerospace & Defense   109,400   General Dynamics Corporation                              7,931,500       1.1
States
             Airlines              149,200   ++Continental Airlines, Inc. (Class B)                    2,233,524       0.3

             Capital Markets       271,100   ++Affiliated Managers Group, Inc.                        16,523,545       2.4
                                    40,800   The Bear Stearns Companies Inc.                           2,954,736       0.4
                                                                                                  --------------     ------
                                                                                                      19,478,281       2.8

             Chemicals             204,500   E.I. du Pont de Nemours and Company                       8,515,380       1.2
                                   104,400   Engelhard Corporation                                     2,585,988       0.4
                                                                                                  --------------     ------
                                                                                                      11,101,368       1.6

             Commercial Banks      196,700   City National Corporation                                 8,764,952       1.3
                                    32,000   Comerica Incorporated                                     1,488,000       0.2
                                   290,000   SouthTrust Corporation                                    7,888,000       1.1
                                                                                                  --------------     ------
                                                                                                      18,140,952       2.6

             Communications        231,880   Motorola, Inc.                                            2,186,628       0.3
             Equipment

             Computers &           511,818   Hewlett-Packard Company                                  10,901,723       1.6
             Peripherals

             Consumer Finance      310,800   Capital One Financial Corporation                        15,285,144       2.2
                                   149,900   MBNA Corporation                                          3,123,916       0.4
                                                                                                  --------------     ------
                                                                                                      18,409,060       2.6

             Diversified           153,100   Citigroup Inc.                                            6,552,680       0.9
             Financial Services

             Diversified           186,850   ALLTEL Corporation                                        9,009,907       1.3
             Telecommunication
             Services

             Energy Equipment &    145,000   GlobalSantaFe Corporation                                 3,384,300       0.5
             Service               187,980   ++Noble Corporation                                       6,447,714       0.9
                                                                                                  --------------     ------
                                                                                                       9,832,014       1.4

             Food Products         179,400   ConAgra, Inc.                                             4,233,840       0.6
                                   543,000   ++Dean Foods Company                                     17,104,500       2.4
                                   194,510   Kraft Foods Inc. (Class A)                                6,331,301       0.9
                                                                                                  --------------     ------
                                                                                                      27,669,641       3.9

             Gas Utilities         813,586   ++Kinder Morgan Management, LLC                          30,476,936       4.3

             Health Care           200,000   HCA Inc.                                                  6,408,000       0.9
             Providers &           147,000   ++Triad Hospitals, Inc.                                   3,648,540       0.5
             Services               67,000   ++Universal Health Services, Inc. (Class B)               2,654,540       0.4
                                    42,100   ++WellPoint Health Networks Inc.                          3,549,030       0.5
                                                                                                  --------------     ------
                                                                                                      16,260,110       2.3

             Hotels,               145,000   Outback Steakhouse, Inc.                                  5,655,000       0.8
             Restaurants & Leisure

             Household Products     67,000   Kimberly-Clark Corporation                                3,493,380       0.5

             Industrial            196,600   General Electric Company                                  5,638,488       0.8
             Conglomerates          89,000   Tyco International Ltd.                                   1,689,220       0.2
                                                                                                  --------------     ------
                                                                                                       7,327,708       1.0

             Machinery             235,000   Dover Corporation                                         7,040,600       1.0
                                   262,940   ++SPX Corporation                                        11,585,136       1.6
                                                                                                  --------------     ------
                                                                                                      18,625,736       2.6

             Media                 440,650   ++Clear Channel Communications, Inc.                     18,679,154       2.6
                                    97,700   Gannett Co., Inc.                                         7,504,337       1.1
                                   255,700   ++Viacom, Inc. (Class B)                                 11,163,862       1.6
                                                                                                  --------------     ------
                                                                                                      37,347,353       5.3

             Metals & Mining        88,000   Freeport-McMoRan Copper & Gold, Inc. (Class B)            2,156,000       0.3



Merrill Lynch Global Value Fund, Inc., June 30, 2003


SCHEDULE OF INVESTMENTS (continued)                                                                       (in U.S. dollars)

NORTH AMERICA                       Shares                                                                       Percent of
(concluded)  Industry+++             Held                   Common Stocks                              Value     Net Assets
United       Multi-Utilities &   2,496,157   ++The AES Corporation                                $   15,850,597       2.3%
States       Unregulated Power
(concluded)
             Multiline Retail      424,600   J.C. Penney Company, Inc.                                 7,154,510       1.0

             Paper & Forest         45,200   International Paper Company                               1,614,996       0.2
             Products

             Pharmaceuticals        41,000   ++Barr Laboratories, Inc.                                 2,685,500       0.4
                                   224,000   Johnson & Johnson                                        11,580,800       1.6
                                   460,000   Pfizer Inc.                                              15,709,000       2.2
                                                                                                  --------------     ------
                                                                                                      29,975,300       4.2

             Semiconductors &    1,317,338   ++Lattice Semiconductor Corporation                      10,841,692       1.5
             Semiconductor
             Equipment

             Software              724,500   Computer Associates International, Inc.                  16,141,860       2.3

             Specialty Retail      367,000   ++Office Depot, Inc.                                      5,325,170       0.8

             Thrifts & Mortgage    373,100   Freddie Mac                                              18,942,287       2.7
             Finance                77,000   MGIC Investment Corporation                               3,591,280       0.5
                                                                                                  --------------     ------
                                                                                                      22,533,567       3.2

             Wireless              378,000   ++AT&T Wireless Services Inc.                             3,103,380       0.4
             Telecommunication
             Services

                                             Total Common Stocks in the United States                377,330,573      53.4

                                             Total Common Stocks in North America                    438,058,278      62.0


PACIFIC BASIN/
ASIA

Japan        Auto Components       938,800   TOYOTA INDUSTRIES CORPORATION                            15,277,245       2.2

             Electronic             85,800   Murata Manufacturing Co., Ltd.                            3,372,692       0.4
             Equipment &
             Instruments

             Food & Staples        149,000   Ito-Yokado Co., Ltd.                                      3,567,562       0.5
             Retailing

             Insurance           1,747,000   Aioi Insurance Company, Limited                           4,248,378       0.6
                                       945   Millea Holdings, Inc.                                     7,224,735       1.0
                                 1,160,360   Mitsui Marine and Fire Insurance Company, Ltd.            5,382,640       0.8
                                                                                                  --------------     ------
                                                                                                      16,855,753       2.4

             Office Electronics    474,000   Canon, Inc.                                              21,750,906       3.1

                                             Total Common Stocks in Japan                             60,824,158       8.6


South Korea  Diversified           166,400   KT Corporation (ADR)*                                     3,279,744       0.5
             Telecommunication
             Services

                                             Total Common Stocks in South Korea                        3,279,744       0.5

                                             Total Common Stocks in the Pacific Basin/Asia            64,103,902       9.1


WESTERN
EUROPE

Belgium      Diversified Financial 221,900   Fortis                                                    3,852,860       0.6
             Services

                                             Total Common Stocks in Belgium                            3,852,860       0.6


Denmark      Commercial Banks    1,090,600   Danske Bank                                              21,238,559       3.0

                                             Total Common Stocks in Denmark                           21,238,559       3.0


Finland      Paper & Forest        425,200   UPM-Kymmene Oyj                                           6,206,016       0.9
             Products

                                             Total Common Stocks in Finland                            6,206,016       0.9


France       Chemicals              48,943   Air Liquide                                               7,255,894       1.0

             Oil & Gas             108,240   TotalFinaElf SA                                          16,357,532       2.3

                                             Total Common Stocks in France                            23,613,426       3.3


Germany      Food & Staples        342,600   Metro AG                                                 11,074,901       1.6
             Retailing

             Industrial            109,000   Siemens AG                                                5,347,267       0.7
             Conglomerates

             Insurance             292,800   Hannover Rueckversicherungs AG                            7,598,950       1.1

                                             Total Common Stocks in Germany                           24,021,118       3.4


Greece       Diversified         1,856,880   Hellenic Telecommunications Organization SA
             Telecommunication               (OTE) (ADR)*                                             11,141,280       1.6
             Services

                                             Total Common Stocks in Greece                            11,141,280       1.6


Ireland      Commercial Banks    1,271,200   Allied Irish Banks PLC                                   18,991,763       2.7

                                             Total Common Stocks in Ireland                           18,991,763       2.7


Netherlands  Air Freight &         548,200   TNT Post Group NV                                         9,518,421       1.3
             Logistics

             Food Products          37,000   Unilever NV 'A'                                           1,985,083       0.3

                                             Total Common Stocks in the Netherlands                   11,503,504       1.6


Norway       Communications        300,000   Tandberg ASA                                              1,554,361       0.2
             Equipment

             Diversified           835,000   Telenor A/S                                               3,470,298       0.5
             Telecommunication
             Services

                                             Total Common Stocks in Norway                             5,024,659       0.7


Sweden       Building Products     280,000   Assa Abloy AB 'B'                                         2,710,823       0.4

             Machinery             174,000   Sandvik AB                                                4,553,807       0.6

                                             Total Common Stocks in Sweden                             7,264,630       1.0



Merrill Lynch Global Value Fund, Inc., June 30, 2003


SCHEDULE OF INVESTMENTS (concluded)                                                                      (in U.S. dollars)

WESTERN EUROPE                      Shares                                                                       Percent of
(concluded)  Industry+++             Held                   Common Stocks                              Value     Net Assets
Switzerland  Food Products          71,600   Nestle SA (Registered Shares)                        $   14,774,058       2.1%

                                             Total Common Stocks in Switzerland                       14,774,058       2.1


United       Commercial Banks    1,642,200   Lloyds TSB Group PLC                                     11,659,234       1.7
Kingdom
             Food Products         167,566   Cadbury Schweppes PLC                                       989,900       0.1

             Gas Utilities       1,397,000   Centrica PLC                                              4,051,490       0.6

             Insurance           3,666,636   Legal & General Group PLC                                 5,082,415       0.7

             Oil & Gas           2,186,300   Shell Transport & Trading Company                        14,430,880       2.0

             Pharmaceuticals     1,007,965   ++Shire Pharmaceuticals Group PLC                         6,653,167       0.9

             Wireless            1,700,000   Vodafone Group PLC                                        3,324,225       0.5
             Telecommunication
             Services

                                             Total Common Stocks in the United Kingdom                46,191,311       6.5

                                             Total Common Stocks in Western Europe                   193,823,184      27.4


                                             Total Common Stocks (Cost--$677,809,592)                695,985,364      98.5



SHORT-TERM                       Shares Held/
SECURITIES                   Beneficial Interest        Short-Term Securities
                               $12,126,015   Merrill Lynch Liquidity Series, LLC Cash Sweep
                                             Series I (a)                                             12,126,015       1.7
                               $77,646,487   Merrill Lynch Liquidity Series, LLC Money Market
                                             Series (a)(b)                                            77,646,487      11.0
                                51,764,322   Merrill Lynch Premier Institutional Fund (a)(b)          51,764,322       7.3

                                             Total Short-Term Securities (Cost--$141,536,824)        141,536,824      20.0


             Total Investments (Cost--$819,346,416)                                                  837,522,188     118.5
             Liabilities in Excess of Other Assets                                                 (130,794,095)     (18.5)
                                                                                                  --------------     ------
             Net Assets                                                                           $  706,728,093     100.0%
                                                                                                  ==============     ======

*American Depositary Receipts (ADR).
++Non-income producing security.
+++For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
(a)Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2 (a)(3) of the Investment Company Act of 1940) are as follows:

                                                          Dividend/
                                               Net         Interest
Affiliate                                    Activity       Income

Merrill Lynch Liquidity Series, LLC
Cash Sweep Series I                        $   8,183,111    $ 28,606
Merrill Lynch Liquidity Series, LLC
Money Market Series                        $(17,393,617)    $186,312
Merrill Lynch Premier Institutional Fund    (32,516,525)    $124,021


(b)Security was purchased with cash proceeds from securities loans.

See Notes to Financial Statements.



STATEMENT OF ASSETS AND LIABILITIES

                  As of June 30, 2003
Assets:           Investments, at value (including securities loaned of $124,152,921)
                  (identified cost--$819,346,416)                                                            $  837,522,188
                  Cash                                                                                                9,033
                  Receivables:
                     Dividends                                                             $    2,270,690
                     Capital shares sold                                                           78,976
                     Securities lending--net                                                       37,390
                     Securities sold                                                               19,539
                     Interest                                                                       6,852         2,413,447
                                                                                           --------------
                  Prepaid registration fees                                                                          52,283
                                                                                                             --------------
                  Total assets                                                                                  839,996,951
                                                                                                             --------------

Liabilities:      Collateral on securities loaned, at value                                                     129,410,809
                  Payables:
                     Capital shares redeemed                                                    2,204,041
                     Distributor                                                                  468,116
                     Investment adviser                                                           462,407
                     Forward foreign exchange contracts                                           344,057
                     Other affiliates                                                             312,776         3,791,397
                                                                                           --------------
                  Accrued expenses                                                                                   66,652
                                                                                                             --------------
                  Total liabilities                                                                             133,268,858
                                                                                                             --------------

Net Assets:       Net assets                                                                                 $  706,728,093
                                                                                                             ==============

Net Assets        Class A Shares of Common Stock, $.10 par value, 100,000,000
Consist of:       shares authorized                                                                          $    1,786,476
                  Class B Shares of Common Stock, $.10 par value, 300,000,000
                  shares authorized                                                                               4,458,128
                  Class C Shares of Common Stock, $.10 par value, 100,000,000
                  shares authorized                                                                                 992,765
                  Class I Shares of Common Stock, $.10 par value, 100,000,000
                  shares authorized                                                                                 503,191
                  Class R Shares of Common Stock, $.10 par value, 300,000,000
                  shares authorized                                                                                       1
                  Paid-in capital in excess of par                                                              950,203,971
                  Accumulated investment loss--net                                         $    (498,914)
                  Accumulated realized capital losses on investments and foreign
                  currency transactions--net                                                (269,087,620)
                  Unrealized appreciation on investments and foreign currency
                  transactions--net                                                            18,370,095
                                                                                           --------------
                  Total accumulated losses--net                                                               (251,216,439)
                                                                                                             --------------
                  Net assets                                                                                 $  706,728,093
                                                                                                             ==============

Net Asset         Class A--Based on net assets of $165,125,038 and 17,864,756
Value:                     shares outstanding                                                                $         9.24
                                                                                                             ==============
                  Class B--Based on net assets of $404,878,103 and 44,581,276
                           shares outstanding                                                                $         9.08
                                                                                                             ==============
                  Class C--Based on net assets of $90,014,004 and 9,927,648
                           shares outstanding                                                                $         9.07
                                                                                                             ==============
                  Class  I--Based on net assets of $46,710,836 and 5,031,911
                           shares outstanding                                                                $         9.28
                                                                                                             ==============
                  Class R--Based on net assets of $112.35 and 12.25 shares outstanding                       $         9.17
                                                                                                             ==============

See Notes to Financial Statements.



Merrill Lynch Global Value Fund, Inc., June 30, 2003


STATEMENT OF OPERATIONS

                  For the Six Months Ended June 30, 2003
Investment        Dividends (net of $848,294 foreign withholding tax)                                        $    8,451,082
Income:           Securities lending--net                                                                           310,333
                  Interest                                                                                           29,371
                                                                                                             --------------
                  Total income                                                                                    8,790,786
                                                                                                             --------------

Expenses:         Investment advisory fees                                                 $    2,533,044
                  Account maintenance and distribution fees--Class B                            1,953,142
                  Transfer agent fees--Class B                                                    487,365
                  Account maintenance and distribution fees--Class C                              429,571
                  Professional fees                                                               386,149
                  Account maintenance fees--Class A                                               194,461
                  Transfer agent fees--Class A                                                    165,777
                  Accounting services                                                             136,312
                  Transfer agent fees--Class C                                                    110,256
                  Transfer agent fees--Class I                                                     46,195
                  Registration fees                                                                34,327
                  Printing and shareholder reports                                                 33,002
                  Custodian fees                                                                   32,252
                  Directors' fees and expenses                                                     25,063
                  Pricing fees                                                                      6,289
                  Other                                                                            35,097
                                                                                           --------------
                  Total expenses                                                                                  6,608,302
                                                                                                             --------------
                  Investment income--net                                                                          2,182,484
                                                                                                             --------------

Realized &        Realized gain (loss) from:
Unrealized Gain      Investments--net                                                        (40,870,760)
(Loss) on            Foreign currency transactions--net                                           493,846      (40,376,914)
Investments &                                                                              --------------
Foreign Currency  Change in unrealized appreciation/depreciation on:
Transactions--Net:   Investments--net                                                         134,217,646
                     Foreign currency transactions--net                                         (838,416)       133,379,230
                                                                                           --------------    --------------
                  Total realized and unrealized gain on investments and foreign
                  currency transactions--net                                                                     93,002,316
                                                                                                             --------------
                  Net Increase in Net Assets Resulting from Operations                                       $   95,184,800
                                                                                                             ==============

See Notes to Financial Statements.



STATEMENTS OF CHANGES IN NET ASSETS
                                                                                             For the Six        For the
                                                                                             Months Ended      Year Ended
                                                                                               June 30,       December 31,
                  Increase (Decrease) in Net Assets:                                             2003             2002
Operations:       Investment income (loss)--net                                            $    2,182,484    $    (676,918)
                  Realized loss on investments and foreign currency transactions--net        (40,376,914)     (112,849,138)
                  Change in unrealized appreciation/depreciation on investments
                  and foreign currency transactions--net                                      133,379,230     (214,397,771)
                                                                                           --------------    --------------
                  Net increase (decrease) in net assets resulting from operations              95,184,800     (327,923,827)
                                                                                           --------------    --------------

Dividends to      Investment income--net:
Shareholders:        Class A                                                                           --       (3,796,848)
                     Class B                                                                           --       (1,356,633)
                     Class C                                                                           --         (482,405)
                     Class I                                                                           --       (1,760,930)
                                                                                           --------------    --------------
                  Net decrease in net assets resulting from dividends to shareholders                  --       (7,396,816)
                                                                                           --------------    --------------

Capital Share     Net decrease in net assets derived from capital share transactions        (101,650,023)     (474,850,600)
Transactions:                                                                              --------------    --------------

Net Assets:       Total decrease in net assets                                                (6,465,223)     (810,171,243)
                  Beginning of period                                                         713,193,316     1,523,364,559
                                                                                           --------------    --------------
                  End of period*                                                           $  706,728,093    $  713,193,316
                                                                                           ==============    ==============

                  *Accumulated investment loss--net                                        $    (498,914)    $  (2,681,398)
                                                                                           ==============    ==============

See Notes to Financial Statements.



Merrill Lynch Global Value Fund, Inc., June 30, 2003


FINANCIAL HIGHLIGHTS
                                                                                           Class A+++++
The following per share data and ratios                     For the Six
have been derived from information                             Months
provided in the financial statements.                          Ended
                                                              June 30,           For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                         2003         2002         2001         2000          1999
Per Share         Net asset value, beginning of period       $     8.00   $    10.83   $    12.96   $    14.67   $    13.65
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:      Investment income--net++                          .05          .04          .03          .02          .03
                  Realized and unrealized gain (loss)
                  on investments and foreign
                  currency transactions--net                       1.19       (2.73)       (1.81)          .01         1.33
                                                             ----------   ----------   ----------   ----------   ----------
                  Total from investment operations                 1.24       (2.69)       (1.78)          .03         1.36
                                                             ----------   ----------   ----------   ----------   ----------
                  Less dividends and distributions:
                     Investment income--net                          --        (.14)           --           --        (.04)
                     In excess of investment income--net             --           --           --        (.32)           --
                     Realized gain on investments--net               --           --        (.35)       (1.42)        (.30)
                                                             ----------   ----------   ----------   ----------   ----------
                  Total dividends and distributions                  --        (.14)        (.35)       (1.74)        (.34)
                                                             ----------   ----------   ----------   ----------   ----------
                  Net asset value, end of period             $     9.24   $     8.00   $    10.83   $    12.96   $    14.67
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment  Based on net asset value per share          15.50%+++     (25.11%)     (13.92%)         .39%       10.23%
Return:**                                                    ==========   ==========   ==========   ==========   ==========

Ratios to         Expenses                                       1.42%*        1.31%        1.20%        1.16%        1.16%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:       Investment income--net                         1.19%*         .47%         .26%         .17%         .25%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental      Net assets, end of period (in thousands)   $  165,125   $  160,977   $  301,579   $  398,260   $  418,499
Data:                                                        ==========   ==========   ==========   ==========   ==========
                  Portfolio turnover                             15.40%       53.29%       37.06%       52.81%       70.93%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
+++Aggregate total investment return.
+++++Effective April 14, 2003, Class D Shares were redesignated
Class A Shares.

See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS (continued)
                                                                                             Class B
The following per share data and ratios                     For the Six
have been derived from information                             Months
provided in the financial statements.                          Ended
                                                              June 30,           For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                         2003         2002         2001         2000          1999
Per Share         Net asset value, beginning of period       $     7.89   $    10.64   $    12.84   $    14.50    $   13.61
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:      Investment income (loss)--net++                   .02        (.03)        (.06)        (.08)        (.07)
                  Realized and unrealized gain (loss)
                  on investments and foreign
                  currency transactions--net                       1.17       (2.70)       (1.79)          .02         1.30
                                                             ----------   ----------   ----------   ----------   ----------
                  Total from investment operations                 1.19       (2.73)       (1.85)        (.06)         1.23
                                                             ----------   ----------   ----------   ----------   ----------
                  Less dividends and distributions:
                     Investment income--net                          --        (.02)           --           --        (.04)
                     In excess of investment income--net             --           --           --        (.18)           --
                     Realized gain on investments--net               --           --        (.35)       (1.42)        (.30)
                                                             ----------   ----------   ----------   ----------   ----------
                  Total dividends and distributions                  --        (.02)        (.35)       (1.60)        (.34)
                                                             ----------   ----------   ----------   ----------   ----------
                  Net asset value, end of period             $     9.08   $     7.89   $    10.64   $    12.84   $    14.50
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment  Based on net asset value per share          15.08%+++     (25.72%)     (14.60%)       (.29%)        9.29%
Return:**                                                    ==========   ==========   ==========   ==========   ==========

Ratios to         Expenses                                       2.20%*        2.09%        1.97%        1.92%        1.93%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:       Investment income (loss)--net                   .40%*       (.31%)       (.50%)       (.59%)       (.51%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental      Net assets, end of period (in thousands)   $  404,878   $  415,901   $  902,441   $1,437,628   $1,818,746
Data:                                                        ==========   ==========   ==========   ==========   ==========
                  Portfolio turnover                             15.40%       53.29%       37.06%       52.81%       70.93%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.



Merrill Lynch Global Value Fund, Inc., June 30, 2003


FINANCIAL HIGHLIGHTS (continued)
                                                                                             Class C
The following per share data and ratios                     For the Six
have been derived from information                             Months
provided in the financial statements.                          Ended
                                                              June 30,           For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                         2003         2002         2001         2000          1999
Per Share         Net asset value, beginning of period       $     7.88   $    10.64   $    12.83   $    14.50   $    13.61
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:      Investment income (loss)--net++                   .02        (.03)        (.06)        (.08)        (.07)
                  Realized and unrealized gain (loss)
                  on investments and foreign
                  currency transactions--net                       1.17       (2.70)       (1.78)          .01         1.30
                                                             ----------   ----------   ----------   ----------   ----------
                  Total from investment operations                 1.19       (2.73)       (1.84)        (.07)         1.23
                                                             ----------   ----------   ----------   ----------   ----------
                  Less dividends and distributions:
                     Investment income--net                          --        (.03)           --           --        (.04)
                     In excess of investment income--net             --           --           --        (.18)           --
                     Realized gain on investments--net               --           --        (.35)       (1.42)        (.30)
                                                             ----------   ----------   ----------   ----------   ----------
                  Total dividends and distributions                  --        (.03)        (.35)       (1.60)        (.34)
                                                             ----------   ----------   ----------   ----------   ----------
                  Net asset value, end of period             $     9.07   $     7.88   $    10.64   $    12.83   $    14.50
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment  Based on net asset value per share          15.10%+++     (25.73%)     (14.53%)       (.33%)        9.29%
Return:**                                                    ==========   ==========   ==========   ==========   ==========

Ratios to         Expenses                                       2.21%*        2.09%        1.97%        1.93%        1.94%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:       Investment income (loss)--net                   .39%*       (.30%)       (.52%)       (.59%)       (.52%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental      Net assets, end of period (in thousands)   $   90,014   $   91,552   $  201,621   $  280,018   $  324,169
Data:                                                        ==========   ==========   ==========   ==========   ==========
                  Portfolio turnover                             15.40%       53.29%       37.06%       52.81%       70.93%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS (continued)
                                                                                           Class I+++++
The following per share data and ratios                     For the Six
have been derived from information                             Months
provided in the financial statements.                          Ended
                                                              June 30,           For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                         2003         2002         2001         2000          1999
Per Share         Net asset value, beginning of period       $     8.03   $    10.87   $    12.98   $    14.72   $    13.67
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:      Investment income--net++                          .06          .07          .06          .06          .07
                  Realized and unrealized gain (loss)
                  on investments and foreign
                  currency transactions--net                       1.19       (2.73)       (1.82)          .02         1.32
                                                             ----------   ----------   ----------   ----------   ----------
                  Total from investment operations                 1.25       (2.66)       (1.76)          .08         1.39
                                                             ----------   ----------   ----------   ----------   ----------
                  Less dividends and distributions:
                     Investment income--net                          --        (.18)           --           --        (.04)
                     In excess of investment income--net             --           --           --        (.40)           --
                     Realized gain on investments--net               --           --        (.35)       (1.42)        (.30)
                                                             ----------   ----------   ----------   ----------   ----------
                  Total dividends and distributions                  --        (.18)        (.35)       (1.82)        (.34)
                                                             ----------   ----------   ----------   ----------   ----------
                  Net asset value, end of period             $     9.28   $     8.03   $    10.87   $    12.98   $    14.72
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment  Based on net asset value per share          15.57%+++     (24.87%)     (13.74%)         .69%       10.44%
Return:**                                                    ==========   ==========   ==========   ==========   ==========

Ratios to         Expenses                                       1.17%*        1.05%         .95%         .91%         .91%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:       Investment income--net                         1.44%*         .75%         .51%         .42%         .51%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental      Net assets, end of period (in thousands)   $   46,711   $   44,763   $  117,724   $  194,765   $  195,511
Data:                                                        ==========   ==========   ==========   ==========   ==========
                  Portfolio turnover                             15.40%       53.29%       37.06%       52.81%       70.93%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
+++Aggregate total investment return.
+++++Effective April 14, 2003, Class A Shares were redesignated
Class I Shares.

See Notes to Financial Statements.



Merrill Lynch Global Value Fund, Inc., June 30, 2003


FINANCIAL HIGHLIGHTS (concluded)
                                                                                                                   Class R

                                                                                                                  For the
                                                                                                                   Period
The following per share data and ratios have been derived from                                                   January 3,
information provided in the financial statements.                                                                2003++ to
                                                                                                                  June 30,
Increase in Net Asset Value:                                                                                        2003
Per Share         Net asset value, beginning of period                                                           $     8.33
Operating                                                                                                        ----------
Performance:      Investment income--net+++++                                                                           .09
                  Realized and unrealized gain on investments and foreign currency transactions--net                    .75
                                                                                                                 ----------
                  Total from investment operations                                                                      .84
                                                                                                                 ----------
                  Net asset value, end of period                                                                 $     9.17
                                                                                                                 ==========

Total Investment  Based on net asset value per share                                                              12.38%+++
Return:**                                                                                                        ==========

Ratios to         Expenses                                                                                           1.66%*
Average                                                                                                          ==========
Net Assets:       Investment income--net                                                                              .98%*
                                                                                                                 ==========

Supplemental      Net assets, end of period (in thousands)                                                           --++++
Data:                                                                                                            ==========
                  Portfolio turnover                                                                                 15.40%
                                                                                                                 ==========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Amount is less than $1,000.
+++Aggregate total investment return.
+++++Based on average shares outstanding.

See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Global Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers multiple classes of shares. Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. The Fund's financial statements and financial highlights contained within this report reflect the new share class redesignation. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official closing price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors. Occasionally, events affecting the values of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the market on which such securities trade) and the close of business on the NYSE. If events (for example, company announcement, natural disasters, market volatility) occur during such periods that are expected to materially affect the value for such securities, those securities may be valued at their fair market value as determined in good faith by the Fund's Board of Directors or by the investment adviser using a pricing service and/or procedures approved by the Board of Directors of the Fund.

(b) Repurchase agreements--The Fund invests in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.



Merrill Lynch Global Value Fund, Inc., June 30, 2003


NOTES TO FINANCIAL STATEMENTS (continued)


(d) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movement and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(g) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(i) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .75%, on an annual basis, of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K., Ltd. ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLIM pays MLAM U.K. a fee in an amount to be determined from time to time by MLIM and MLAM U.K., but in no event in excess of the amount that MLIM actually receives.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                               Account
                             Maintenance         Distribution
                                 Fee                 Fee

Class A                          .25%                  --
Class B                          .25%                .75%
Class C                          .25%                .75%
Class R                          .25%                .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the six months ended June 30, 2003, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:


                                   FAMD             MLPF&S

Class A                            $496             $8,059
Class I                            $ 12             $  244


For the six months ended June 30, 2003, MLPF&S received contingent deferred sales charges of $107,775 and $1,827 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of June 30, 2003, the Fund lent securities with a value of $4,515,758 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the six months ended June 30, 2003, MLIM, LLC received $132,253 in securities lending agent fees.

In addition, MLPF&S received $32,168 in commissions on the execution of portfolio security transactions for the Fund for the six months ended June 30, 2003.

Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended June 30, 2003, the Fund reimbursed MLIM
$7,604 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.



Merrill Lynch Global Value Fund, Inc., June 30, 2003


NOTES TO FINANCIAL STATEMENTS (concluded)


3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2003 were $103,741,855 and $211,787,356, respectively.

Net realized gains (losses) for the six months ended June 30, 2003 and net unrealized gains as of June 30, 2003 were as follows:


                                     Realized          Unrealized
                                  Gains (Losses)     Gains (Losses)

Long-term investments            $  (40,870,760)    $    18,175,772
Foreign currency transactions            493,846            194,323
                                 ---------------    ---------------
Total                            $  (40,376,914)    $    18,370,095
                                 ===============    ===============


As of June 30, 2003, net unrealized appreciation for Federal income tax purposes aggregated $17,708,548, of which $77,664,433 related to appreciated securities and $59,955,885 related to depreciated securities. The aggregate cost of investments at June 30, 2003 for Federal income tax purposes was $819,813,640.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $101,650,023 and $474,850,600 for the six months ended June 30, 2003 and the year ended December 31, 2002, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Six Months                         Dollar
Ended June 30, 2003++                    Shares           Amount

Shares sold                              324,751    $     2,700,886
Automatic conversion of shares           718,014          5,939,572
                                 ---------------    ---------------
Total issued                           1,042,765          8,640,458
Shares redeemed                      (3,297,258)       (27,023,859)
                                 ---------------    ---------------
Net decrease                         (2,254,493)    $  (18,383,401)
                                 ===============    ===============

++Effective April 14, 2003, Class D Shares were redesignated Class A
Shares.



Class A Shares for the Year                               Dollar
Ended December 31, 2002++                Shares           Amount

Shares sold                              878,818    $     8,055,666
Automatic conversion of shares         4,170,170         39,551,111
Shares issued to shareholders
in reinvestment of dividends             319,775          3,338,448
                                 ---------------    ---------------
Total issued                           5,368,763         50,945,225
Shares redeemed                     (13,088,809)      (120,390,629)
                                 ---------------    ---------------
Net decrease                         (7,720,046)    $  (69,445,404)
                                 ===============    ===============

++Effective April 14, 2003, Class D Shares were redesignated Class A
Shares.



Class B Shares for the Six Months                         Dollar
Ended June 30, 2003                      Shares           Amount

Shares sold                              520,202    $     4,263,891
Automatic conversion of shares         (729,206)        (5,939,572)
Shares redeemed                      (7,906,493)       (63,676,557)
                                 ---------------    ---------------
Net decrease                         (8,115,497)    $  (65,352,238)
                                 ===============    ===============



Class B Shares for the Year                               Dollar
Ended December 31, 2002                  Shares           Amount

Shares sold                            1,814,920    $    16,622,711
Shares issued to shareholders
in reinvestment of dividends             108,622          1,125,325
                                 ---------------    ---------------
Total issued                           1,923,542         17,748,036
Automatic conversion of shares       (4,231,508)       (39,551,111)
Shares redeemed                     (29,803,354)      (271,171,723)
                                 ---------------    ---------------
Net decrease                        (32,111,320)    $ (292,974,798)
                                 ===============    ===============



Class C Shares for the Six Months                         Dollar
Ended June 30, 2003                      Shares           Amount

Shares sold                              187,892    $     1,590,661
Shares redeemed                      (1,878,854)       (15,031,793)
                                 ---------------    ---------------
Net decrease                         (1,690,962)    $  (13,441,132)
                                 ===============    ===============



Class C Shares for the Year                               Dollar
Ended December 31, 2002                  Shares           Amount

Shares sold                              596,028    $     5,529,404
Shares issued to shareholders
in reinvestment of dividends              39,604            409,504
                                 ---------------    ---------------
Total issued                             635,632          5,938,908
Shares redeemed                      (7,974,171)       (73,428,234)
                                 ---------------    ---------------
Net decrease                         (7,338,539)    $  (67,489,326)
                                 ===============    ===============



Class I Shares for the Six Months                         Dollar
Ended June 30, 2003++                    Shares           Amount

Shares sold                              336,045    $     2,807,554
Shares redeemed                        (881,510)        (7,280,906)
                                 ---------------    ---------------
Net decrease                           (545,465)    $   (4,473,352)
                                 ===============    ===============

++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.



Class I Shares for the Year                               Dollar
Ended December 31, 2002++                Shares           Amount

Shares sold                            1,419,256    $    13,900,594
Shares issued to shareholders
in reinvestment of dividends             110,247          1,153,188
                                 ---------------    ---------------
Total issued                           1,529,503         15,053,782
Shares redeemed                      (6,777,771)       (59,994,854)
                                 ---------------    ---------------
Net decrease                         (5,248,268)    $  (44,941,072)
                                 ===============    ===============

++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.



Class R Shares for the Period                             Dollar
January 3, 2003++ to June 30, 2003       Shares           Amount

Shares sold                                   12    $           100
                                 ---------------    ---------------
Net increase                                  12    $           100
                                 ===============    ===============

++Commencement of operations.


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of ..09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 29, 2002, the credit agreement was renewed for one year under the same terms, except that the commitment was reduced from $1,000,000,000 to $500,000,000. The Fund did not borrow under the credit agreement during the six months ended June 30, 2003.


6. Capital Loss Carryforward:
On December 31, 2002, the Fund had a net capital loss carry-forward of $220,063,370, of which $93,124,524 expires in 2009 and
$126,938,846 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.



Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--N/A (annual requirement only and not required to be answered until the registrant's fiscal year-end on or after July 15, 2003)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/ independence of more than one financial expert) If no, explain why not. -N/A (annual requirement only and not required to be answered until the registrant's fiscal year-end on or after July 15, 2003)

Item 4 - Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

(Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A

Item 8--Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act. Attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Global Value Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch Global Value Fund, Inc.


Date: August 21, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Merrill Lynch Global Value Fund, Inc.


Date: August 21, 2003


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Global Value Fund, Inc.


Date: August 21, 2003



Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.